UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 8, 2016

IRONSTONE GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

95-2829956

(IRS Employer Identification No.)

909 Montgomery Street, 3rd Floor San Francisco, CA	94133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(415) 551-3260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Eugene Yates resigned as CFO of Ironstone Group Inc., effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ironstone Group Inc.

Dated: January 8, 2016	By:	/s/ Eugene Yates
Eugene Yates
Chief Financial Officer